Provisions and contingent liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of other provisions [abstract]
Provisions and contingent liabilities	Provisions and contingent liabilities
The Company and its subsidiaries are party to judicial and administrative litigations before various courts and government bodies, arising from the normal course of operations, involving tax, civil and labor matters and other issues. Periodically, Management evaluates the tax, civil and labor risks, based on legal, economic and tax supporting data, in order to classify the risks as probable, possible or remote, in accordance with the chances of them occurring and being settled, taking into consideration, case by case, the analyses prepared by external and internal legal advisors.

	2022	2021

Tax contingencies	—	10,374
Civil contingencies	20,419	12,539
Labor contingencies	7,908	6,395
Other provisions (i)	15,214	—
Total provision	43,541	29,308

Judicial deposits (ii)	12,077	11,202

(i) The Group recorded a provision for the credit risk exposure related to probable future payments expected to occur in the ordinary course of its operations.
(ii) There are circumstances in which the Group is questioning the legitimacy of certain litigations or claims filed against it. As a result, either because of a judicial order or based on the strategy adopted by Management, the Group might be required to secure part or the whole amount in question by means of judicial deposits, without this being characterized as the settlement of the liability. These amounts are classified as “Other assets” on the consolidated balance sheets and referred above for information.
Changes in the provision during the year

	2022	2021	2020

Balance at January 1	29,308	19,711	15,193
Monetary correction	4,449	6,837	4,102
Provision	23,844	8,457	3,499
Reversed	(11,539)	(3,132)	(1,454)
Payments	(2,521)	(2,565)	(1,629)
Balance at December 31	43,541	29,308	19,711
Nature of claims
a)    Tax
As of December 31, 2022, the Group does not have tax claims classified as probable risk of loss (December 31, 2021 - R$10,374).
b)    Civil
Most of the civil and administrative claims involve matters that are normal and specific to the business and refer to demands for indemnity primarily due to: (i) financial losses in the stock market; (ii) portfolio management; and (iii) alleged losses generated from the liquidation of customers assets in portfolio due to margin cause and/or negative balance. As of December 31, 2022, there were 181 (December 31, 2021 - 105) civil and administrative claims for which the likelihood of loss has been classified as probable, in the amount of R$20,419 (December 31, 2021 - R$12,539).
c)    Labor
Labor claims to which the Group is party primarily concern: (i) the existence (or otherwise) of a working relationship between the Group and IFAs; and (ii) severance payment of former employees. As of December 31, 2022, the Company and its subsidiaries are the defendants in 28 cases (December 31, 2021 - 18) involving labor matters for which the likelihood of loss has been classified as probable, in the amount of R$7,908 (December 31, 2021 - R$6,395).
Contingent liabilities - probability of loss classified as possible
In addition to the provisions mentioned above, the Company and its subsidiaries are party to several labor, civil and tax contingencies in progress, in which they are the defendants, and the likelihood of loss, based on the opinions of the internal and external legal advisors, is considered possible. The contingencies amount to approximately R$893,745 (December 31, 2021 - R$487,121).
Below these claims are summarized by nature:

	2022	2021

Tax (i) (ii)	543,463	228,602
Civil (iii)	335,644	232,775
Labor	14,638	25,744
Total	893,745	487,121

(i) Employees Profit Sharing Plans: At the end of years 2015, 2019 and 2021 tax authorities issued assessments against the Group claiming mainly for allegdelly unpaid social security contributions on amounts due and paid to employees as profit sharing plans related to calendar years of 2011, 2015, 2017 and 2018. According to the tax authorities the Group profit sharing plans did not comply with the provisions of Law 10,101/00.
a.Tax assessment related to 2011: The first and the second administrative appeals were denied, and currently the Group awaits for the judgment of the special appeal by the Superior Court of the Administrative Council of Tax Appeals (“CARF”). There are other favorable CARF precedents on the subject and the Group obtained legal opinions that support the Group’s defense and current practice. The amount claimed is R$19,545.
b.Tax assessment related to 2015: The first administrative appeal was denied, and currently the Group awaits for the judgment of the second appeal by the CARF. There are other favorable CARF precedents on the subject and the Group obtained legal opinions that support the Group’s defense and current practice. The amount claimed is R$49,818.
c.Tax assessment related to 2017: In addition to the claim related to the employees profit sharing plan tax authorities are also challenging the dedutibiliy for Corporate Income Tax (IRPJ) and Social Contribution of Net Profits (CSLL) purposes of the amounts paid under such plan to the members of the Group’s Council. An administrative appeal was filed against the assessment, which is awaiting judgment by the Federal Revenue Service of Brazil (“RFB”). The total amount claimed is R$107,614.
d.Tax assessment related to 2018: The Group will appeal against the assessement. The total amount claimed is R$129,444 and the risk of loss for this claim was classified as possible.
e.In June 2022, the Group was notified by the Public Labor Ministry for allegedly unpaid FGTS (Fund for Severance Indeminity Payment) on the amounts paid to employees under profit sharing plans related to years 2015 to 2020. According to the tax authorities the Group profit sharing plans did not comply with the provisions of Law 10,101/00. The Group presented its administrative defense and awaits for the judgmente of the appeal. The total amount claimed is R$131,785. The risk of loss for this claim was classified as possible.
(ii) Amortization of goodwill: The Group also received three tax assessments in which the tax authorities challenge the dedutibiliy for Corporate Income Tax (IRPJ) and Social Contribution of Net Profits (CSLL) of the expenses deriving from the amortization of goodwill registered upon the acquisitions made by the Group between 2013 and 2016. According to the tax authorities the respective goodwill was registered in violation of Laws 9.532/97 and 12.973/14, respectively. Currently, the three proceedings are pending judgment by the first instance of RFB. Also, the Group have filed two lawsuits to prevent the issuance of new tax assessments related to such goodwill for other periods.
(iii) The Group is defendant in 688 (December 31, 2021 – 586) civil and administrative claims by customers and investment agents, mainly related to portfolio management, risk rating, copyrights and contract termination. The total amount represents the collective maximum value to which the Group is exposed based on the claims’ amounts monetarily restated.